UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2004, CanArgo Energy Corporation (the “Company”) entered into an Amended and Restated Loan and Warrant Agreement (the “Amended Agreement”) with Mr. Salahi Ozturk amending the Loan and Warrant Agreement between the parties dated April 26, 2004 (the “Original Loan”). Under the terms of the Amended Agreement, Mr Ozturk has advanced the Company a further loan in the sum of $1,000,000 (the “Additional Loan”) and agreed to amend the terms of the Original Loan pursuant to the terms of the Amended Agreement.

The Additional Loan is repayable two years and one day from the date of the Amended Agreement unless it has previously been converted. Corporate finance fees of $50,000 are payable in respect of the Additional Loan. Interest is payable on the Additional Loan at a rate of 7.5% per annum. The first interest payment date is December 31, 2004 and shall include interest on the Original Loan for the period from April 26, 2004 until December 31, 2004 and interest on the Additional Loan for the period from August 27, 2004 until such first interest payment date. The Additional Loan is convertible into shares of common stock at a price of $0.69 per share, subject to customary anti-dilution adjustments, which is equivalent to a premium of 15% above the market price of $0.60 in effect when the agreement was reached. The Company has the option to force conversion of the Additional Loan if the Company’s share price exceeds 160% of $0.60 (or $0.96 per share) for a period of 20 consecutive trading days. No conversion is possible for a period of one year from the date of the Amended Agreement.

Under the terms of the Amended Agreement, in consideration for Mr. Ozturk advancing the two loans, we have an obligation to issue to him a new replacement warrant to subscribe for 2,000,000 shares of common stock at an exercise price of 5% above the market price of $0.60 (or $0.63 per share), subject to customary anti-dilution adjustments, and the original warrant to subscribe for 1,000,000 shares of CanArgo common stock at an exercise price of $1.05 issued in April 2004 will be cancelled. The new warrant is exercisable for a period of 4 years commencing one year from the date of the Amended Agreement. The warrants are transferable only to non-US persons and may only be exercised outside the US. The warrant, the shares of common stock issuable upon exercise of the warrant and the shares of common stock issued upon conversion of the Additional Loan will be “restricted securities” as defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in transactions intended to qualify for the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation S promulgated under such Act.

The term of the Original Loan entered into in April 2004 is extended to one year and one day from the date of the Amended Agreement. However, in the event that we raise in excess of $10 million by way of an equity offering then the Original Loan is repayable within 7 days of us receiving the proceeds of the offering. While the Original Loan is outstanding, the Company will deliver or procure the delivery of a lien over the revenues of Ninotsminda Oil Company Limited (or the CanArgo subsidiary holding the interest in the oil sales contract) to Mr. Ozturk as collateral security for his Original Loan.

A copy of the Amended Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 2—Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Section 3—Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

On August 27, 2004, in consideration for Mr Ozturk advancing the Original Loan and the Additional Loan, we issued to him a new replacement warrant to subscribe for 2,000,000 shares of common stock at an exercise price of 5% above the market price of $0.60 (or $0.63 per share), subject to customary anti-dilution adjustments, pursuant to the terms of the Amended Agreement and the original warrant to subscribe for 1,000,000 shares of CanArgo common stock at an exercise price of $1.05 issued in April 2004 was cancelled. The new warrant is exercisable for a period of 4 years commencing one year from the date of the Amended Agreement.

The Additional Loan advanced pursuant to the Amended Agreement is convertible into shares of common stock at a price of $0.69 per share, subject to customary anti-dilution adjustments. The Company has the option to force conversion of the Additional Loan if the Company’s share price exceeds 160% of $0.60 (or $0.96 per share) for a period of 20 consecutive trading days. No conversion is possible for a period of one year from the date of the Amended Agreement.

The warrant, the shares of common stock issuable upon exercise of the warrant and the shares of common stock issued upon conversion of the Additional Loan will be “restricted securities” as defined in Rule 144 under the Securities Act and will be issued in transactions intended to qualify for the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation S promulgated under such Act.

Section 8—Other Events

Item 8.01. Other Events.

See Item 1.01 above.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Exhibit Description
10.1	Amended and Restated Loan and Warrant Agreement between CanArgo Energy
Corporation and Salahi Ozturk dated August 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: August 31, 2004	By:	/s/Liz Landles
Liz Landles, Corporate Secretary